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                                                           EXHIBIT NO. EX-99.J.1


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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated January 12, 2001, relating to the financial statements and financial highlights which appear in the November 30, 2000 Annual Reports of The U.S. Large Company Series, The Enhanced U.S. Large Company Series, The U.S. Large Cap Value Series, The Tax-Managed U.S. Marketwide Value Series, The U.S. Small XM Value Series (formerly, The U.S. 4-10 Value Series), The U.S. Small Cap Value Series (formerly, The U.S. 6-10 Value Series), The U.S. Small Cap Series (formerly, The U.S. 6-10 Small Company Series), The U.S. Micro Cap Series (formerly, The U.S. 9-10 Small Company Series), The DFA International Value Series, The Japanese Small Company Series, The Pacific Rim Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Emerging Markets Series, The Emerging Markets Small Cap Series, The DFA One-Year Fixed Income Series and The DFA Two-Year Global Fixed Income Series (constituting portfolios within The DFA Investment Trust Company), which are also incorporated by reference into this Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Service Providers", "Independent Certified Public Accountants" and "Financial Statements" in such Registration Statement.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
March 22, 2001


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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 12, 2001, relating to the financial statements and financial highlights which appears in the November 30, 2000 Annual Report of U.S. Large Cap Value Portfolio II (constituting a portfolio within Dimensional Investment Group Inc.), which are also incorporated by reference into this Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Service Providers", "Independent Certified Public Accountants" and "Financial Statements" in such Registration Statement.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
March 22, 2001


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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 12, 2001, relating to the financial statements and financial highlights which appears in the November 30, 2000 Annual Report of DFA International Value Portfolio III, U.S. Large Cap Value Portfolio III and Tax-Managed U.S. Marketwide Value Portfolio II (constituting portfolios within Dimensional Investment Group Inc.), which are also incorporated by reference into this Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Service Providers", "Independent Certified Public Accountants" and "Financial Statements" in such Registration Statement.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
March 22, 2001


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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 12, 2001, relating to the financial statements and financial highlights which appears in the November 30, 2000 Annual Report of AAM/DFA U.S. High Book To Market Portfolio, AAM/DFA Two-Year Corporate Fixed Income Portfolio, and AAM/DFA Two-Year Government Portfolio (constituting portfolios within the Dimensional Investment Group Inc.), and AAM/DFA International High Book To Market Portfolio (constituting a portfolio within DFA Investment Dimensions Group Inc.) which are also incorporated by reference into this Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Service Providers", "Independent Certified Public Accountants" and "Financial Statements" in such Registration Statement.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
March 22, 2001


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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 12, 2001, relating to the financial statements and financial highlights which appears in the November 30, 2000 Annual Report of U.S. Large Company Institutional Index Portfolio (constituting a portfolio within Dimensional Investment Group Inc.), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Service Providers", "Independent Certified Public Accountants" and "Financial Statements" in such Registration Statement.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
March 22, 2001


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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 12, 2001, relating to the financial statements and financial highlights which appears in the November 30, 2000 Annual Report of U.S. Small Cap Value Portfolio II (formerly, U.S. 6-10 Value Portfolio II) (constituting a portfolio within Dimensional Investment Group Inc.), which are also incorporated by reference into this Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Service Providers", "Independent Certified Public Accountants" and "Financial Statements" in such Registration Statement.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
March 22, 2001


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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 12, 2001, relating to the financial statements and financial highlights which appears in the November 30, 2000 Annual Report of DFA International Value Portfolio II (constituting a portfolio within Dimensional Investment Group Inc.), which are also incorporated by reference into this Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Service Providers", "Independent Certified Public Accountants" and "Financial Statements" in such Registration Statement.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
March 22, 2001


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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 12, 2001, relating to the financial statements and financial highlights which appears in the November 30, 2000 Annual Report of DFA International Value Portfolio IV and Emerging Markets Portfolio II (constituting portfolios within Dimensional Investment Group Inc.), which are also incorporated by reference into this Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Service Providers", "Independent Certified Public Accountants" and "Financial Statements" in such Registration Statement.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
March 22, 2001

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 12, 2001, relating to the financial statements and financial highlights which appears in the November 30, 2000 Annual Report of The DFA Small Cap Institutional Portfolio (formerly, The DFA 6-10 Institutional Portfolio) (constituting a portfolio within Dimensional Investment Group Inc.), which are also incorporated by reference into this Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Service Providers", "Independent Certified Public Accountants" and "Financial Statements" in such Registration Statement.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
March 22, 2001


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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the references to us under the headings "Service Providers", "Independent Certified Public Accountants" and "Financial Statements" in this Registration Statement on Form N-1A of U.S. Large Company Portfolio K, U.S. Large Cap Value Portfolio K, U.S. Small XM Value Portfolio K (formerly, U.S. 4-10 Value Portfolio K), U.S. Small Cap Portfolio K (formerly, U.S. 6-10 Small Company Portfolio K), DFA International Value Portfolio K, Emerging Markets Portfolio K, DFA One-Year Fixed Income Portfolio K and DFA Two-Year Global Fixed Income Portfolio K (constituting portfolios within Dimensional Investment Group Inc.).

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
March 22, 2001